Supplement, dated January 16, 2003
                     to the Prospectus, dated March 1, 2002,
                                       of
              Seligman Tax-Aware Fund, Inc. (the "Tax-Aware Fund")


      On January 16, 2003, the Board of Directors of the Tax-Aware Fund unanimously approved the acquisition of all of the assets and liabilities of the Tax-Aware Fund by the Seligman Growth Fund, Inc. (the "Growth Fund") in exchange for shares of the Growth Fund pursuant to an Agreement and Plan of Acquisition and Liquidation (the "Transaction"). The Board of Directors of the Growth Fund has also unanimously approved the Transaction. The Transaction is still subject to the approval of the Tax-Aware Fund's shareholders and a Special Meeting of Shareholders has been scheduled for April 22, 2003 to vote on the Transaction.

      The Transaction is expected to be effective (the "Closing") as soon as practicable following the Special Meeting, assuming shareholders of the Tax-Aware Fund approve the Transaction. Following the Closing, shareholders of the Tax-Aware Fund would become shareholders of the Growth Fund and receive the same class of shares of the Growth Fund corresponding to their shares of the Tax-Aware Fund, with such shares having an aggregate value at the time of issuance equal to the aggregate value of the shares they held of the Tax-Aware Fund on the day of the Closing.

      Shares of the Tax-Aware Fund will no longer be available for purchase as of January 24, 2003. However, shareholders will retain their exchange privileges until the close of business on the day immediately prior to the Closing. Similarly, shareholders may redeem their shares of the Tax-Aware Fund until the close of business on the day immediately prior to the Closing. Redemptions will not be subject to a contingent deferred sales charge (CDSC), if applicable, regardless of how long those shares were held.